UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  November 29, 2004
                                                         -----------------

                              SNOCONE SYSTEMS INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


           Nevada                    0-33519                   98-0360989
           -------                   -------                 -------------
(State or other jurisdiction  (Commission File Number)     (IRS  Employer
    of  incorporation)                                   Identification  No.)


      Suite 2300 - 1066 West Hastings Street, Vancouver, BC, Canada V6E 3X2
      ---------------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code     (604) 683-4001
                                                              --------------

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  1  -  Registrant's  Business  and  Operations

          Item  1.01  Entry  into  a  Material  Definitive  Agreement

On November 29, 2004, Snocone Systems Inc. ("Snocone or the Company") entered into a Revenue Sharing and Product Development Agreement with Smart-Tek Communications Inc. ("Smart-Tek"), a British Columbia, Canada corporation, to provide existing and potential customers of Smart-Tek with Snocone's 'RISKeye' mobile surveillance viewing technology.

Upon completion of the product for the end-user, Snocone will pay to Smart-Tek fifty per cent (50%)of its net revenues ("Gross Revenues less Costs") associated with the application(s) or product(s) of this agreement. In consideration for Smart-Tek's involvement in the design, engineering, sales, manufacturing, technology, and Smart-Tek's expertise with the application(s) or product(s) in partnership with Snocone, Snocone shall deliver to Smart-Tek two hundred and fifty thousand (250,000) shares of Snocone's restricted common stock, to be paid out in equal installments over a three year term. In addition, Snocone will issue to Smart-Tek one hundred thousand (100,000) Snocone Systems Inc. (SCOS) options, that will vest equally at the end of each year over the three year term of this agreement, and will be exercisable over a four year period at an exercise price of One Dollar ($1.00) per share.

Smart-Tek specializes in integrated security and communication systems, and in the design, sales, installation and service of CCTV, access control, intercom and communications systems, security surveillance and monitoring systems. RISKeye is a mobile technology that allows users to monitor closed-circuit television (CCTV), webcams and remote cameras from their CellPhone through Openwave's widely used WAP 2.0 browser, enabling the application to function on a broad number of handsets worldwide without the need for client side software downloads.

Section  9  -  Financial  Statements  and  Exhibits

          Item  9.01  Financial  Statements  and  Exhibits

(c  )  Exhibits

Exhibit  No.     Description
------------     -----------
10.1             Revenue  Sharing  and  Product  Development Agreement between
                 Snocone Systems  Inc.  and  Smart-Tek  Communications  Inc.
                 dated  November  29,  2004



                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        SNOCONE SYSTEMS INC.
                                                        --------------------

Date:  December  2,  2004                               /s/  Vivian Kane
                                                        --------------------
                                                        Vivian  Kane,  President

                                  EXHIBIT 10.1


REVENUE  SHARING  AND  PRODUCT  DEVELOPMENT  AGREEMENT

BETWEEN:

SNOCONE SYSTEMS, INC. a Corporation formed under the laws of Nevada with offices at Suite 2300 - 1066 West Hastings Street, Vancouver, BC, Canada V6E 3X2(hereinafter referred to as "SNOCONE").

AND:

SMART-TEK COMMUNICATIONS INC., a Corporation formed under the laws of British Columbia (the "PARTNER").

WHEREAS:

Snocone has developed certain wireless surveillance applications, software and devices (the "Applications") that can be used in conjunction with the Partners equipment and surveillance devices; and

Snocone and the Partner have agreed to enter into a revenue sharing and product development agreement with the terms and conditions set out herein.
NOW THEREFORE in consideration of the mutual covenants contained herein, the parties agree as follows:

1  DEFINITIONS
     "Agreement" MEANS THIS AGREEMENT as amended from time to time pursuant to the provisions hereof along with any schedules appended hereto;

     "Applications" OR "Application" MEANS THE DESIGN, INFRASTRUCTURE, EXPERTISE AND EQUIPMENT OF THE PARTNER OR ANY ONE OF THEM AS THE CONTEXT MAY REQUIRE, AS OUTLINED IN SCHEDULE A HEREOF;

     "Documentation" MEANS INSTRUCTIONS, IF ANY, ASSOCIATED WITH THE APPLICATIONS AND THAT RELATE TO THE USE OF THE APPLICATIONS BY SNOCONE;

     "Effective Date" MEANS THE DATE ON WHICH THE LAST PARTY TO EXECUTE THIS AGREEMENT EXECUTES IT;

     "End-Users" MEANS SNOCONE'S SUBSCRIBERS WHO ACCESS APPLICATIONS INCLUDING BUT NOT LIMITED TO THE APPLICATIONS THROUGH THEIR MOBILE TELECOMMUNICATIONS DEVICES;

     "Retail Price" MEANS THE COST AT WHICH THE APPLICATION IS BILLED TO END USERS. THIS FEE EXCLUDES ANY AND ALL ADDITIONAL CHARGES THAT MAY BE APPLIED TO END USERS FOR THE TRANSPORT OF THE APPLICATIONS FROM THEIR SOURCE TO THE POINT OF USE (I.E., HANDSET).

     "Licensed  Field"  MEANS  ACCESS  AND  USE  OF  THE  APPLICATIONS;

     "Person" MEANS AN INDIVIDUAL, CORPORATION, COMPANY, COOPERATIVE, PARTNERSHIP, TRUST, UNINCORPORATED ASSOCIATION, ENTITY WITH JURIDICAL PERSONALITY OR GOVERNMENTAL AUTHORITY OR BODY, AND PRONOUNS WHICH REFER TO A PERSON SHALL HAVE A SIMILARLY EXTENDED MEANING;

     "Schedules" MEANS SCHEDULES A OF THIS AGREEMENT, AS SAID SCHEDULES MAY BE AMENDED FROM TIME TO TIME PURSUANT TO THE PROVISIONS HEREOF;

     "Term"  SHALL  HAVE  THE  MEANING SET FORTH IN SECTION 6 OF THIS AGREEMENT;

     "Territory"  SHALL  MEAN  CANADA  AND  THE  UNITED  STATES.

     "Trade-Marks"  MEANS  SNOCONE'S  TRADEMARKS;

     1.1  IN THIS AGREEMENT, UNLESS OTHERWISE SPECIFIED OR THE CONTEXT OTHERWISE
     REQUIRES:

          a)  Reference  to  a  Section  is  to  a  section  of  this Agreement;

          b)  Reference  to  a Schedule is to a Schedule to this Agreement;

          c)  Reference  to  the  Agreement  is  to  this  Agreement;  and

          d) Words importing the singular only shall include the plural and vice versa.

     1.2 ALL REFERENCES TO DOLLARS OR CENTS IN THIS AGREEMENT, UNLESS OTHERWISE SPECIFICALLY INDICATED, ARE EXPRESSED IN UNITED STATES DOLLARS AND CENTS.

     1.3 HEADINGS OF CLAUSES ARE INSERTED FOR CONVENIENCE ONLY AND SHALL NOT AFFECT THE INTERPRETATION OR CONSTRUCTION OF THIS AGREEMENT.

2  GRANT  OF  REVENUE  AND  PRODUCT  DEVELOPMENT  DEAL

     2.1 Partner hereby grants Snocone the right to use the Applications pursuant to the terms of this Agreement.

     2.2 Without limiting the generality of the foregoing, this Agreement prevents the Partner from granting any license to any other Person, including without limitation, any competitor of Snocone, whether in the Licensed Field or otherwise, unless specifically agreed on by both parties in an amended document.

     2.3 As the wireless Applications industry evolves it may become necessary over time for changes to be made to the presentation or format of one or certain of the Applications. If such circumstances arise, the Partner agrees to consider in good faith Snocone's requests in that sense to make reasonable efforts to accommodate Snocone, provided that the Partners rights and interests are adequately protected.

3  REVENUE  SHARING  AND  DEVLOPMENT

     3.1  REVENUE  SHARING

     3.2 Upon completion of the product for the end-user Snocone will share Fifty Percent (50%) of the revenues associated with the marketable final product for the end user. The Partner and Snocone agree that the revenue split will be on Net revenues ("Gross Revenues less Costs") associated with the application(s) or product(s) of this deal. Payments will be made on a quarterly basis and all books will be available for the Partner to look over regarding the above mentioned products or applications.

     3.3  PRODUCT  DEVELOPMENT
     Snocone will pay the Partner Two Hundred Fifty Thousand (250,000) shares of common stock, in the amount of 83,333 shares at the end of each year. These restricted shares will have a hold period of Two (2) years, and will be issued to the Partner for their involvement in the design, engineering, sales, manufacturing, technology and expertise with the application(s) or product(s) in partnership with Snocone.

     Snocone agrees to pay the Partner 83,333 restricted shares (with a two year restriction) if this agreement is terminated by either party during the first year of this agreement. If this Agreement is terminated by either party following the initial one year period, the Partner will earn, in addition to the 83,333 shares, a pro rata portion of the shares remaining in the contract.

     Furthermore  Snocone will issue to the Partner 100,000 Snocone Systems Inc.
     (SCOS) options, that will vest equally at the end of each year over the three year term of this agreement, and will be exercisable over a four year period at an exercise price of One Dollar ($1.00) per share.

     Snocone agrees to work in complete partnership with the Partner on the said product(s) and specifically takes responsibility as does the Partner for each Company's engineering, testing and effectiveness of the product(s).

     Both parties agree that the product will be essentially "Top Secret" to any outside parties while the product or products are being engineered, programmed, and fully developed as a workable and finished sellable product.

     With respect to End-Users, Snocone reserves the right to modify the pricing and packaging of Applications at any time.

4  WARRANTY,  REMEDIES,  DISCLAIMERS  AND  LIMITATION  ON  LIABILITY

     4.1  Sole  Warranty
     Snocone acknowledges that the Applications cannot be entirely free of defects or errors, despite all verifications that have been made regarding their performance and functioning. The Partner warrants that during the Term and any renewal thereof, the Applications will perform and function substantially in accordance with its then in effect specifications, as set forth in the applicable Documentation (the "WARRANTY"). The Warranty is the sole warranty given by the Partner in relation to Applications and the Documentation. Except as specifically provided above, the Partner expressly disclaims all other warranties, whether express or implied, written or oral, with respect to the Applications, the documentation or under this Agreement, including any warranties of merchantability, fitness for a particular purpose, or non-infringement or those arising by law, statute, usage of trade or course of dealing. Other than the Warranty, no employee, agent or other representative of the Partner is authorized to give the Snocone any other warranty.

     4.2 Snocone agrees to provide the Partner with workable wireless technology suitable for building the application(s) necessary to create an efficient and workable product for the end-users.

     4.3  Conditions  for  the  Applicability  of  the  Warranty

     4.3.1 The Warranty will only apply to the performance and functioning of the Applications where the Applications are accessed and used by End-Users or Product Testing Facilities using the complete workable end product(s) from the combined resources of Snocone and the Partner.

     4.3.2 Further, the Warranty will not apply to or cover any performance problem or malfunction of the Applications:

     a) caused, in whole or in part, by the Partner's, services, technologies, systems or equipment; or

     b) caused by or resulting from, in whole or in part, the negligence or other actions of the Partner.

     4.4  Sole  Remedy  Under  the  Warranty
     If an Application does not substantially perform or function in accordance with the Warranty, then the Partner shall, at its option, (i) use reasonable efforts to make the Applications perform or function in accordance with the Warranty, (ii) replace the non-performing or malfunctioning Application with an equivalent Application that performs or functions in accordance with the Warranty. The above shall be the Partners sole obligation, and Snocone's sole remedy, under the Warranty.

5  INDEMNITY
     5.1  Indemnification  of  Snocone
     The Partner will indemnify Snocone for reasonable costs and damages incurred as a result of a third-party claim that Snocone's use of the Applications or Trade-Marks infringes the intellectual property rights of that third party, provided that (i) the Partner shall be notified promptly in writing by Snocone of any notice or any such claim; (ii) the Partner, at its option, shall have the sole control of the defense of any action on such claim and all negotiations for its settlement or compromise, and (iii) Snocone shall co-operate fully with the Partner in the defense, settlement or compromise of such claim.

     5.2  Responses  to  Indemnification  Claim
     In the event that any such infringement claim arises or in the Partner's opinion is likely to arise, the Partner may, at its option and expense, (i) procure for Snocone the right to continue using the potentially infringing Application or Trade-Mark (ii) modify the potentially infringing
     Application or Trade-Mark so that it becomes less likely to be infringing or (iii) terminate the Agreement. Where the infringement claim relates to a severable item of intellectual property or technology licensed hereunder, then the Partner may terminate this Agreement in relation to such severable part, and otherwise the Agreement shall continue in full force and effect.

6  TERM
     This Agreement shall become effective on the Effective Date (Document Date) and shall continue in effect until the day preceding the third annual anniversary of the Effective Date, unless otherwise terminated in accordance with the terms of this Agreement (the "TERM"). The Term will be automatically renewed for successive 12-month periods unless either party gives to the other party a written notice of termination at least thirty
     (30)  days  prior  to the end of the Term or any subsequent renewal period.

7  TERMINATION

     7.1 Either party may (without prejudice to its other rights or remedies at law or in equity) terminate this Agreement with immediate effect by notice in writing to the other if:

     a) the other party defaults in due performance or observance of any material obligation hereunder and the defaulting party has not remedied such default within thirty (30) days of receiving a written notice of that default from the non-breaching party;

     b) in respect of the other party, an interim order is applied for or made, or a voluntary arrangement approved, or a petition for a bankruptcy order is presented or a bankruptcy order is made, or a receiver or trustee in bankruptcy is appointed over the other party's estate or a voluntary agreement or arrangement is approved or entered into, or an administration order is made, or a receiver or administrative receiver is appointed over any of the other's assets or an undertaking or a resolution or petition to wind up the other is passed or presented (other than for the purposes of amalgamation or reconstruction) or if any circumstances arise which entitle the Court or a creditor to appoint a receiver, administrative receiver or administrator or to present a winding-up petition or make a winding-up order.

     7.2 Either party may terminate this Agreement without cause by giving the other party one hundred and twenty (120) days prior written notice of such termination.

8  CONSEQUENCES  OF  TERMINATION

     8.1 Upon termination of this Agreement, the Partner shall be entitled to half the revenues of the Applications set forth above as long as there is a marketable product to bring to market by Snocone and the Partner.

     8.2 Subject as otherwise provided herein and to any rights or obligations which have accrued prior to termination, neither party shall have any further obligation to the other under this Agreement.

9  ENFORCEABILITY  AND  AUTHORITY

     9.1  INCORPORATION  AND  QUALIFICATION
     Each of the Partner and Snocone represents, but with respect to itself only, that it is a duly formed, organized, in good standing and has the power to own and operate its property, carry on its business and enter into and perform its obligations under this Agreement.

     9.2  VALIDITY  OF  AGREEMENT
     Each of the Partner and Snocone represents, but with respect to itself only, that the execution, delivery and performance by it of this Agreement:

     (a) have been duly authorized by all necessary corporate action on its part; and

     (b) do not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition) result in a breach or a violation of, or conflict with, or allow any other person to exercise any rights under, any of the terms or provisions of its constituting documents or by-laws or any contracts or instruments to which it is a party or pursuant to which any of its assets or property may be affected.

     9.3  EXECUTION  AND  BINDING  OBLIGATION
     Each of the Partner and Snocone represents, but with respect to itself only, that this Agreement has been duly executed and delivered by it, and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms subject only to any limitation under applicable laws relating to (i) bankruptcy, winding-up, insolvency, reorganization, arrangement and other similar laws of general application affecting the enforcement of creditors' rights, and (ii) the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction.

10  VARIATION
     This Agreement may only be varied by written instrument, signed by a duly authorized representative of each party.

11  SEVERANCE
     Each of the restrictions and provisions contained in this Agreement or in any variation thereof shall be construed as independent of every other such restriction or provision to the effect that if any provision is determined to be invalid or unenforceable to any extent, such provision shall be severed from the body or other provisions and such determination shall not affect any other provision in the Agreement, which shall continue to be valid and enforceable to the fullest extent permitted by law.

12  WAIVER
     No failure of either party to exercise any right or power given to it under this Agreement or to insist upon strict compliance with any obligation or condition of this Agreement shall constitute a waiver of any of its rights.

13  NOTICES
     Any notice required to be given hereunder by any party hereto shall be in writing sent by pre-paid recorded delivery or registered mail or by facsimile communication.

     The  address  and  fax  number  for  services  of  notice  shall  be:

     In  respect  of  Partner:

     Smart-Tek communications Inc.

     British Columbia

     Attn: Perry Law

     Fax: (604) 718-1889

     In respect of Snocone:

     Snocone Systems, Inc.

     Suite 2300 - 1066 West Hastings Street

     Vancouver, BC, Canada V6E 3X2

     Attn: Vivian Kane,

     President

     Fax: 604-683-4009

     Each of the parties hereto shall notify the others of any change of address or fax number within 48 hours of such change.

14  ENTIRE  AGREEMENT
     This Agreement (including the Appendix) constitutes the entire agreement between the parties and supersedes all prior agreements in connection with the subject matter hereof, which is incorporated herein in its entirety.

15  ANNOUNCEMENTS
     Neither party shall make any announcement concerning this Agreement, or its subject matter, without the prior approval of the other party except as required by law or any regulatory authority.

16  COUNTERPARTS
     This Agreement may be executed in four counterparts by means of facsimile which, when each is respectively executed by each of the parties shall be deemed to be an original and such counterparts together shall be deemed to constitute one instrument.

17  GOVERNING  LAW
     This agreement shall be governed by the laws of the State of Nevada and the applicable laws of the United States of America.

IN WITNESS WHEREOF, the Partner and Snocone have caused these presents to be executed by their duly authorized representatives as follows:

SNOCONE  SYSTEMS,  INC.

            Vivian  Kane
            ------------
            Name  (Print)


By:       /s/  Vivian  Kane
    -----------------------
            Signature

            President
            ---------
            Title

            November  29,  2004
            -------------------
            Date

SMART-TEK  COMMUNICATIONS,  INC.

            Perry  Law
            -------------------
            Name  (Print)


By:         /s/  Perry  Law
    ---------------------
            Signature

            President
            ---------
            Title

            November  29,  2004
            -------------------
            Date

                                   SCHEDULE A
                                 "APPLICATIONS"
"WEB  APPLICATIONS"


NO.  APPLICATION NAME             DESCRIPTION
1    Surveillance  Technology     Smart-Tek specializes in integrated security
                                  and communication systems, including the design, sales, installation and service of CCTV, access control, intercom and communications systems, security surveillance and monitoring systems.